UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

ATTIS INDUSTRIES INC.

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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ATTIS INDUSTRIES INC.	CONTROL ID:
REQUEST ID:

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS for the Annual Meeting of Stockholders
	DATE:	November 8, 2018
	TIME:	10:00 a.m. local time
	LOCATION:	Pegula Ice Arena, 250 University Drive, University Park, PA 16802
HOW TO REQUEST PAPER COPIES OF OUR MATERIALS

PHONE: Call toll free 1-866-752-8683	FAX: Send this card to 202-521-3464	INTERNET: https://www.iproxydirect.com/ATIS and follow the on-screen instructions.	EMAIL: proxy@iproxydirect.com Include your Control ID in your email.

This communication represents a notice to access a more complete set of proxy materials available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement is available at: https://www.iproxydirect.com/ATIS

If you want to receive a paper copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request, as instructed above, before October 25, 2018.

you may enter your voting instructions at https://www.iproxydirect.com/ATIS until 11:59 pm eastern time November 7, 2018
The purposes of this meeting are as follows:

1.     To elect four directors to hold office for a one year term and until each of their successors are elected and qualified;

2.    To ratify the appointment of BDO USA, LLP, as our independent registered public accounting firm for the fiscal year ending December 31, 2018;

3.    To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

Pursuant to Securities and Exchange Commission rules, you are receiving this Notice that the proxy materials for the Annual meeting are available on the Internet. Follow the instructions above to view the materials and vote or request printed copies.

The board of directors has fixed the close of business on September 21, 2018 as the record date for the determination of stockholders entitled to receive notice of the Annual Meeting and to vote the shares of our common stock and Series A Convertible Preferred Stock.

THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH DIRECTOR AND “FOR” PROPOSALS 2 AND 3.
Please note - This is not a Proxy Card - you cannot vote by returning this card

ATTIS INDUSTRIES INC. SHAREHOLDER SERVICES 500 Perimeter Park Drive Suite D Morrisville NC 27560	FIRST-CLASS MAIL US POSTAGE PAID RALEIGH NC PERMIT # 870

Time Sensitive shareholder information enclosed

IMPORTANT SHAREHOLDER INFORMATION

your vote is important